                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ / Preliminary Proxy Statement      / / Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           THE ROTTLUND COMPANY, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/  No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies

--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
      (5) Total fee paid:

--------------------------------------------------------------------------------
    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

--------------------------------------------------------------------------------
      (2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
      (3)    Filing Party:

--------------------------------------------------------------------------------
      (4)    Date Filed:

                           THE ROTTLUND COMPANY, INC.
                             3065 CENTRE POINTE ROAD
                           ROSEVILLE, MINNESOTA 55113



                                  July 30, 1999


Dear Shareholder of The Rottlund Company, Inc.:

         You are cordially invited to attend the annual meeting of shareholders of The Rottlund Company, Inc. (the "Company"), to be held at the offices of the Company at 3065 Centre Pointe Road, Roseville, Minnesota, on Wednesday, September 8, 1999 at 3:30 p.m.

         At the annual meeting you will be asked to elect directors and to ratify the appointment by the board of directors of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000.

         I encourage you to vote FOR each of the nominees for director and FOR ratification of the appointment of Arthur Andersen LLP. Whether or not you are able to attend the annual meeting in person, I urge you to complete, sign, and date the enclosed proxy card and return it promptly in the enclosed envelope. If you do attend the meeting in person, you may withdraw your proxy and vote personally on any matters brought properly before the meeting.


                                          Very truly yours,

                                          THE ROTTLUND COMPANY, INC.


                                          David H. Rotter
                                          PRESIDENT

                           THE ROTTLUND COMPANY, INC.
                             3065 CENTRE POINTE ROAD
                           ROSEVILLE, MINNESOTA 55113

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              --------------------


                        DATE:    Wednesday, September 8, 1999
                        TIME:    3:30 p.m.
                        PLACE:   Offices of the Company
                                 3065 Centre Pointe Road
                                 Roseville, Minnesota


         MATTERS TO BE VOTED ON:
         1.       Election of seven directors.
         2. Ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000.
         3. Any other matters properly brought before the shareholders at the meeting.


         Only shareholders of record at the close of business on July 16, 1999, are entitled to notice of and to vote at the meeting.

         Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and signing it exactly as your name appears on the card. Return the proxy card to us in the enclosed envelope, which requires no postage if mailed in the United States. Proxies may be revoked at any time and if you attend the meeting in person, your executed proxy will be returned to you upon request.


                                          By order of the board of directors,



                                          David H. Rotter
                                          PRESIDENT

Roseville, Minnesota
July 30, 1999

                           THE ROTTLUND COMPANY, INC.
                             3065 CENTRE POINTE ROAD
                           ROSEVILLE, MINNESOTA 55113


                              --------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                SEPTEMBER 8, 1999

                              --------------------

                                  INTRODUCTION

         This proxy statement has information about the annual meeting and was prepared by the management of The Rottlund Company, Inc. (the "Company") for the board of directors in connection with the solicitation of proxies by the board of directors for use at the annual meeting of shareholders to be held at the offices of the Company at 3065 Centre Pointe Road, Roseville, Minnesota, on Wednesday, September 8, 1999 at 3:30 p.m. The notice of annual meeting, this proxy statement and the form of proxy are first being mailed to shareholders of the Company on or about July 30, 1999.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE? You can vote your shares of common stock if our records show that you owned the shares on July 16, 1999. A total of 5,804,444 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

HOW DO I VOTE BY PROXY? Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for each of the seven director nominees and for the ratification of the appointment of Arthur Anderson LLP as independent public accountants for the fiscal year ending March 31, 2000.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING? The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they deem appropriate.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD? Yes. At any time before you vote on a proposal, you can change your vote by giving written notice to the Secretary of the Company, by executing a later-dated proxy, or by attending the meeting and giving oral notice to the Secretary of the Company.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING? Although we encourage you to complete and return the proxy card to insure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"? If your shares are held in the name of a bank, broker, or other nominee, that party should give you instructions for voting your shares.

HOW ARE THE VOTES COUNTED? We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.
         If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker nonvotes"), the nominee can vote them as it deems appropriate only on routine matters. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on nonroutine matters.

WHO PAYS FOR THIS PROXY SOLICITATION? We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person. None of these employees will receive any extra compensation for doing this. We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of common stock of the Company and will reimburse any expenses so incurred.


                                 STOCK OWNERSHIP

         The following table shows the number of shares of common stock beneficially owned (as of July 1, 1999) by:
     - each person known to the Company who beneficially owns more than 5% of the common stock,
     -   each director,
     - each executive officer named in the summary compensation table of this proxy statement, and
     -   the directors and officers as a group.
Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown.

         The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and accordingly may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days after July 1, 1999. The same shares may be beneficially owned by more than one person.

                             BENEFICIAL OWNERSHIP



                                                              Amount and Nature
                                                                of Beneficial              Percent
Name and Address of Beneficial Owner                             Ownership                 of Class
-------------------------------------------------------       ----------------------    --------------
David H. Rotter                                                  2,179,195 (1)(3)(4)        37.2%
    3065 Centre Pointe Road
    Roseville, MN 55113

Bernard J. Rotter                                                2,117,695 (2)(3)(4)        36.2%
    3065 Centre Pointe Road
    Roseville, MN 55113

Shirley A. Rotter                                                  786,500 (3)              13.6%
    10985 57th Avenue North
    Plymouth, MN 55126

Heartland Advisors, Inc.                                           600,900 (5)              10.4%
    790 North Milwaukee Street
    Milwaukee, WI   53202

Todd M. Stutz                                                      126,197 (4)               2.0%


                                       2



Lawrence B. Shapiro                                                121,549 (4)               2.1%

John J. Dierbeck, III                                              103,337 (4)               1.7%

Dennis J. Doyle                                                      3,000 (4)               *

Scott D. Rued                                                       10,000 (4)               *

All directors and officers as a group (7 persons)                4,660,973 (1)(2)(4)        74.8%

-------------------------
* Indicates ownership of less than 1% of the Company's outstanding common stock.

(1)        Includes an aggregate of 522,000 shares held by children of Mr.
       David H. Rotter and 786,500 shares held by Mr. David H. Rotter's former spouse, Ms. Shirley A. Rotter, in the Shirley A. Rotter Living Trust. Ms. Rotter's rights and obligations under the Shareholders' Agreement remain in full force and effect.

(2)        Includes an aggregate of 537,000 shares held by the children of Mr.
       Bernard J. Rotter and 100 shares held by the spouse of Mr. Bernard J. Rotter.

(3) Messrs. David H. Rotter and Bernard J. Rotter (the "Controlling Shareholders") and their respective spouses, former spouses and children have entered into a Shareholders' Agreement intended by them to preserve continuity of ownership and control of the Company.
           The Shareholders' Agreement divides the Rotter families who own shares into two groups the "DR Group" and the "BR Group." The members of the groups, who own collectively 4,199,500 shares of common stock, have agreed to vote their shares in accordance with the instructions of the controlling shareholder of their respective group so long as they own their respective shares.
           Members of the respective groups have further agreed to certain restrictions upon their ability to transfer or otherwise dispose of their shares to third parties in the event of certain voluntary lifetime transfers, upon death and in the case of involuntary transfers if any of the members in the DR Group desire to dispose of their shares without the consent of Mr. David H. Rotter, such member must first offer the shares to Mr. David H. Rotter, and if he does not elect to acquire these shares, then to Mr. Bernard J. Rotter. Similarly, if any member of the BR Group desires to dispose of his or her shares without the consent of Mr. Bernard
      J. Rotter, the member must first offer such shares to Mr. Bernard J. Rotter, and if he does not elect to purchase these shares, then to Mr. David H. Rotter.
           Messrs. David H. Rotter and Bernard J. Rotter have agreed that they will offer their respective shares to the other in the event of proposed lifetime transfers, and each has given to the other the option to purchase his shares upon death, disability or in the event of an involuntary transfer.
           The Shareholders' Agreement will terminate upon:
                  (a) the entry of an order of relief with respect to the
                      Company under the Federal Bankruptcy Code, the execution by the Company of any assignment for the benefit of creditors or the appointment of a receiver of the Company;
                  (b) voluntary or involuntary dissolution of the Company;
                  (c) upon the written agreement or vote of the Controlling
                      Shareholders to dissolve the Company;
                  (d) upon the written agreement of the Controlling
                      Shareholders, or if there shall be only one surviving Controlling Shareholder, upon notice by such Controlling Shareholder to the remaining parties to the Shareholders' Agreement; or
                  (e) upon the deaths of the Controlling Shareholders.

(4) Includes the right to acquire the following shares within 60 days upon exercise of stock options: Mr. David Rotter, 48,695; Mr. Bernard Rotter, 48,695; Mr. Stutz, 118,723; Mr. Dierbeck, 102,937; Mr. Shapiro, 101,695; Mr. Doyle, 3,000; and Mr. Rued, 5,000.

(5) This information is based on a Schedule 13G filed with the Securities and Exchange Commission by Heartland Advisors, Inc. on February 6, 1999.

                             EXECUTIVE COMPENSATION

         THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH DO NOT CONSTITUTE SOLICITING MATERIALS AND ARE NOT CONSIDERED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, UNLESS WE STATE OTHERWISE.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee (the "Committee") determined the compensation arrangements for the Company's executive officers for fiscal year 1999 in June 1998. To ensure the objectivity and independence of the Committee, it is composed of the two outside directors of the Company, Messrs. Doyle and Rued. The Committee's principal responsibility is to ensure the Company's executive compensation plans are aligned with and support the Company's business objectives. The Committee continually evaluates the overall design and administration of the executive compensation plans in order to fulfill its responsibility.

                             COMPENSATION PHILOSOPHY

         Currently, the primary elements of the executives' total compensation program are base salary, annual incentives, and long-term incentives. In general, the compensation program promotes a pay-for-performance philosophy by placing a significant portion of total compensation "at risk" while providing compensation opportunities which are comparable to market levels. The Company's executive compensation package consists of three main components: base salary, annual bonuses based on Company performance, and stock options.

         BASE SALARY. The Committee determines the annual base salary of each named executive officers after considering the compensation levels of personnel with similar responsibilities at other companies within the home construction industry and after considering the responsibilities and performance of the individual officer.

         ANNUAL CASH BONUS. Under the Company's annual bonus program, cash bonuses are paid annually to the named executive officers and other officers and employees from a bonus pool. The size of the bonus pool is derived from a pre-determined formula of percentages of levels of pre-tax profits of the Company. The officers and employees participating in the annual bonus program receive a percentage of the bonus pool that is established based on the same considerations as were used to determine the base salary of each officer and employee.

         Under the annual bonus program, each executive officer's compensation for fiscal year 1999 was tied directly to the financial performance of the Company, except for Mr. Todd Stutz, whose bonus is tied directly to the financial performance of the Company's Minnesota operations. For the annual bonus program in fiscal 1999, a bonus of $122,845 was paid to Mr. David Rotter, chief executive officer of the Company, and aggregate bonuses paid to all of the named executive officers of the Company, as a group, including the chief executive officer, represents approximately 45% of the group's total fiscal 1999 compensation.

         STOCK OPTIONS. The purpose of the stock option program is to align the long-term interests of the Company's executives and its shareholders and, through the use of vesting periods, to assist in the retention of executives.

                     COMPENSATION OF CHIEF EXECUTIVE OFFICER

         In determining the compensation package for Mr. David H. Rotter, the Committee applied the compensation policies described above.

                        COMPENSATION COMMITTEE INTERLOCKS

         None of the compensation committee members is or has been a Company officer or employee during fiscal year 1999. No Company executive office currently serves on the compensation committee or any similar committee of another public company.

                              SUMMARY COMPENSATION

         The following table discloses compensation received by the Company's Chief Executive Officer and the four other most highly paid executive officers for the three fiscal years ended March 31, 1999.


                                                                                                          LONG TERM
                                                                                                         COMPENSATION
                                                              ANNUAL COMPENSATION                           AWARDS
                                              ----------------------------------------------------     -----------------
                                                                                                          SECURITIES
                                                                                                          UNDERLYING
NAME AND PRINCIPAL POSITION                         YEAR             SALARY            BONUS             OPTIONS (#)
---------------------------                         ----             ------            -----           -----------------
David H. Rotter.............................        1999           $250,000          $122,845                   -0-
   President                                        1998            250,000                -0-                  -0-
                                                    1997            250,000            64,487               37,647

Bernard J. Rotter...........................        1999            250,000           122,845                   -0-
   Vice President, Treasurer                        1998            250,000                -0-                  -0-
                                                    1997            250,000            64,487               37,647

Todd M. Stutz...............................        1999            140,000           345,451               60,000
   Executive Vice President                         1998             85,000            23,018                   -0-
                                                    1997             85,000            65,829               26,424

John J. Dierbeck, III.......................        1999            117,500            52,648               60,000
   Executive Vice President                         1998            100,000            50,000                   -0-
                                                    1997            100,000            36,850               16,890

Lawrence B. Shapiro.........................        1999            105,000            70,197               60,000
   Chief Financial Officer                          1998            100,000                -0-                  -0-
                                                    1997            100,000            36,850               16,890

                       OPTIONS GRANTED IN LAST FISCAL YEAR

         The following table provides information on the option grants for the year ended March 31, 1999 to the following named executive officers.


                                                                                                POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED ANNUAL
                                                                                                RATES OF STOCK PRICE
                                                                                              APPRECIATION FOR OPTION
                                                          INDIVIDUAL GRANTS                           TERM (2)
                                 -----------------------------------------------------------------------------------------
                                                     PERCENT OF
                                      NUMBER OF     TOTAL OPTIONS
                                     SECURITIES      GRANTED TO
                                     UNDERLYING      EMPLOYEES IN     EXERCISE
                                       OPTIONS        FISCAL YEAR      PRICE ($     EXPIRATION
NAME                                   GRANTED          (%)(1)        PER SHARE)       DATE           5%         10%
----                             -----------------------------------------------------------------------------------------
Todd M. Stutz................          60,000            19.8             4.56       4/17/08       172,200     436,200
John J. Dierbeck.............          60,000            19.8             4.56       4/17/08       172,200     436,200
Lawrence B. Shapiro..........          60,000            19.8             4.56       4/17/08       172,200     436,200

(1) The Company granted options representing 303,000 shares to employees in fiscal year 1999.

(2) These amounts are based on the assumed rates of appreciation as permitted by the rules of the Securities and Exchange Commission. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Company's Common Stock.


                    AGGREGATED FISCAL YEAR-END OPTION VALUES

         The following table provides the value of the named executive officers' unexercised options at March 31, 1999.


                                                     NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED              IN-THE-MONEY OPTIONS
                                                OPTIONS AT FISCAL YEAR-END (#)        AT FISCAL YEAR-END ($)(1)
                                               --------------------------------    -------------------------------
NAME                                           (EXERCISABLE)    (UNEXERCISABLE)    (EXERCISABLE)   (UNEXERCISABLE)
----                                           --------------------------------    -------------------------------
David H. Rotter.............................       48,695            21,585                -0-              -0-
Bernard J. Rotter...........................       48,695            21,585                -0-              -0-
Todd M. Stutz...............................      118,723            61,672                -0-              -0-
John J. Dierbeck, III.......................      102,937            57,738                -0-              -0-
Lawrence B. Shapiro.........................      101,695            57,530                -0-              -0-
---------------------------------------------

(1) The closing price of the Company's common stock on March 31, 1999 as reported on AMEX was $4.00.

                            COMPANY STOCK PERFORMANCE

         The graph below compares the cumulative total shareholder return on $100 invested in the common stock of the Company for the last five fiscal years with the cumulative total return on the same amount invested in the Dow Jones Equity Market Index and Dow Jones Home Construction Index for the same periods.




              RH    DJEMI    DJHCI
3/31/94  $100.00  $100.00  $100.00
3/31/95    73.24   114.91    93.40
3/31/96    76.90   152.90   124.21
3/31/97    58.41   185.86   109.57
3/31/98    45.59   205.97   141.90
3/31/99    45.59   219.46   137.64





            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENT

         Our directors and officers must file reports with the Securities and Exchange Commission indicating the number of shares of the Company's common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based on our review of these reports and written representations from the persons required to file them, we believe each of our directors and executive officers filed all the required reports during fiscal year 1999.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Each of the seven nominees for director is currently a member of the board of directors and was elected by the shareholders. All nominees have agreed to stand for election at the annual meeting. If, prior to the annual meeting, the board of directors learns that any nominee will be unable to serve by reason of death, incapacity, or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, elected by the board. Election of each nominee requires the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting.

                                    NOMINEES

         DAVID H. ROTTER, age 52, is a founder of the Company and has been a member of its board of directors since its inception. He served as the Company's Vice President from 1973 through March 1990 and has served as its President from April 1990 through the present. He has also served as the Company's Secretary since its inception. He is the brother of Bernard J. Rotter.

         BERNARD J. ROTTER, age 56, has served as Chairman of the Board, Vice President and Treasurer of the Company since July 1984. He is the brother of David H. Rotter.

         TODD M. STUTZ, age 41, was elected a Director of the Company in August 1992 and has served as Executive Vice President since June 1991. He joined the Company in April 1989 and served as its Land Development Manager until June 1991. Between April 1980 and March 1989 he was employed by the Housing and Redevelopment Authority of the City of Columbia Heights, Minnesota as Executive Director.

         JOHN J. DIERBECK, III, age 53, was elected Executive Vice President in May 1996. Prior to becoming an Executive Vice President he served as Vice President of Sales and Marketing of the Company since August 1992. He served as the Company's sales manager since March 1990. Mr. Dierbeck was elected a director of the Company in August 1992.

         LAWRENCE B. SHAPIRO, age 43, was elected Chief Financial Officer and a Director of the Company in August 1992. He has served as the Company's Controller since January 1989.

         SCOTT D. RUED, age 42, was elected as a Director of the Company effective December 10, 1993. Mr. Rued has served as Executive Vice President and Chief Financial Officer of Hidden Creek Industries (a management company) since January 1, 1994, as Vice President of Finance and Corporate Development of Hidden Creek from June 1989 to December 1993 and as Vice President and Director of Tower Automotive, Inc. (a producer of automotive parts) since April 1993.

         DENNIS J. DOYLE, age 47, was elected as a Director of the Company on April 23, 1996. For more than the last five years Mr. Doyle has been President and Chief Executive Officer of Welsh Companies, Inc. (a full service real estate company). Mr. Doyle is also a director of Grow Biz International.

                               BOARD OF DIRECTORS

         The board of directors held five meetings in fiscal year 1999. Each of the incumbent directors attended at least 75% of the board meetings and committee meetings of which he was a member during fiscal year 1999, except that Messrs. Doyle and Rued missed two of the five meetings. Directors of the Company who are not employees of the Company receive $8,000 per year of service, reimbursement of the out-of-pocket expenses incurred on behalf of the Company and they participate in the Company's Director Stock Option Plan.


                                   COMMITTEES

         AUDIT COMMITTEE. The members of the audit committee are Dennis J. Doyle and Scott D. Rued. The audit committee is empowered by the board of directors to:
         - review the financial books and records of the Company in consultation with the Company's accounting and auditing staff and its independent auditors and
         - review with the accounting staff and independent auditors any questions raised with respect to accounting and auditing policy and procedure.
The audit committee held one meeting during fiscal year 1999.

         COMPENSATION COMMITTEE. The members of the compensation committee are Dennis J. Doyle and Scott D. Rued. The compensation committee is authorized by the board of directors to:
         -    establish general levels of compensation for all employees,
         -    set the annual salary of each of the executive officers,
         -    grant options to employees under the Company's option plans, and
         - review and approve compensation and benefit plans of the Company. The compensation committee held one meeting during fiscal year 1999.

                                 PROPOSAL NO. 2
           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The board of directors has appointed Arthur Andersen LLP as independent public accountants for the Company for the year ending March 31, 2000. A proposal to ratify that appointment will be presented to shareholders at the annual meeting. Representatives of Arthur Andersen LLP will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance. The board of directors recommends that you vote in favor of the proposal.


                              SHAREHOLDER PROPOSALS

         If you want to include a shareholder proposal in the proxy statement for the 2000 annual meeting, it must be delivered to the Company's executive offices before March 28, 2000. Due to the complexity of the respective rights of the shareholders and the Company in this area, we advise shareholders desiring to propose an action to consult with his or her legal counsel. We suggest that proposals be submitted by certified mail, return receipt requested.

                                  OTHER MATTERS

         As of the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders deem appropriate.

                                  ANNUAL REPORT

         We have included a copy of the Company's Annual Report to shareholders for the fiscal year ended March 31, 1999, which contains the Company's Form 10-K, with this notice of annual meeting, proxy statement and proxy card.


                                         By order of the board of directors,



                                         David H. Rotter
                                         PRESIDENT


Roseville, Minnesota
July 30, 1999

                           THE ROTTLUND COMPANY, INC.
                            3065 CENTRE POINTE ROAD
                           ROSEVILLE, MINNESOTA 55113

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated July 30, 1999, hereby appoints David
H. Rotter and Bernard J. Rotter as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of The Rottlund Company, Inc. held of record by the undersigned on July 16, 1999, at the Annual Meeting of Shareholders to be held on September 8, 1999 at 3:30 p.m. at the Company's offices, 3065 Centre Pointe Road, Roseville, Minnesota, and at any adjournments thereof.

i. To elect seven directors of the Company, each for a term of one year and until their successors shall be elected and duly qualified.

/ /  FOR all nominees listed below               / /  WITHHOLD AUTHORITY
   (except as marked to the contrary below)         to vote for all nominees listed below

    DAVID H. ROTTER, BERNARD J. ROTTER, TODD M. STUTZ, JOHN J. DIERBECK, III

              LAWRENCE B. SHAPIRO, SCOTT D. RUED, DENNIS J. DOYLE

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

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
ii. To ratify the appointment of Arthur Anderson LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

iii. To transact such other business as may properly come before the meeting or any adjournment thereof.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

                                              Please sign exactly as name
                                              appears on this proxy. When shares
                                              are held by joint tenants, both
                                              should sign. If signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If a
                                              corporation, please sign in full
                                              corporate name by president or
                                              other authorized officer. If a
                                              partnership, please sign in
                                              partnership name by an authorized
                                              person.

                                              Dated:
                                              ----------------------------------

                                              ----------------------------------

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   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.